                      FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT  AGREEMENT,  made and entered into as of the 6th day of
December,  1999, by and between U.S. BANK NATIONAL  ASSOCIATION MT, (hereinafter referred to as "Lender"), and Energy West,  Incorporated,  a Montana Corporation
with its chief  executive  office at No. 1 First Avenue South,  Great Falls,  MT
59403 (hereinafter referred to as "Borrower").

                                    RECITALS

The  parties  entered  into a Credit  agreement  dated as of  February  12, 1997
(hereinafter  referred  to as the  "Agreement"),  and the  parties now desire to amend the Agreement as  hereinafter  provided.  Capitalized  terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties mutually agree as follows:

     1.   The Agreement is hereby amended to provide:

               (a)  Section 2.4 (B) is hereby amended as follows:

               Reduce the  reference  rate option to U.S.  Bank  reference  rate minus 0.6% per annum.

     2.   Except as herein amended,  each and all of the terms and provisions of the  Agreement  shall be and  remain in full  force and  effect  during the term thereof.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Agreement, in duplicate, as of the date first hereinabove written.

Borrower hereby acknowledges receipt of a copy of this Amendment

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
    --------------------------------------
Title:  Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION MT

By:  /s/ Robert A. Butcher
    --------------------------------------
Title:  Senior Vice President

The  undersigned  Guarantors  hereby  acknowledge  and  consent  to  this  Fifth
Amendment to Credit  Agreement and Revolving  Note and hereby ratify and confirm that the Guaranty  Agreement the  undersigned  executed dated as of February 12,
1997 in connection with the Revolving Note and the Credit  Agreement  remains in full  force  and  effect  with  respect  to the  Revolving  Note and the  Credit
Agreement as hereby amended.

GUARANTORS:

ROCKY MOUNTAIN FUELS, INC.                  MONTANA SUN, INC.

By:  /s/ Edward J. Bernica                  By:  /s/ Edward J. Bernica
    --------------------------------            --------------------------------
Title:  Chief Financial Officer             Title:  Chief Financial Officer

                                       2